UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4888

DREYFUS SHORT-INTERMEDIATE GOVERNMENT FUND
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	11/30
Date of reporting period:	5/31/13

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus

Short-Intermediate

Government Fund

SEMIANNUAL REPORT May 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Financial Futures
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements

FOR MORE INFORMATION

Back Cover

Dreyfus Short-Intermediate
Government Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Short-Intermediate Government Fund, covering the six-month period from December 1, 2012, through May 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. economic recovery gained traction over the reporting period, but remained slower than historical norms. On one hand, the expansion has been fueled by gradually falling unemployment, recovering housing markets, rapid growth in domestic oil and gas production, and, perhaps most significant, the aggressively stimulative monetary policy of the Federal Reserve Board (the “Fed”). On the other hand, several factors have weighed on the nation’s economic growth rate, including relatively sluggish demand for exports to Europe and the emerging markets, higher tax rates for some Americans, and more restrictive fiscal policies stemming from sequestration.While yields of longer term U.S. government bonds have climbed in response to these developments, yields of short-term securities remained anchored by the Fed’s historically low target for the overnight federal funds rate.

In our analysis, real GDP growth seems poised to accelerate modestly over the remainder of 2013. In fact, we expect the relatively mild economic expansion to remain intact domestically and globally over the next several years. The moderate pace of the recovery implies that the risks of consumer price inflation are limited, making it unlikely that the Fed will adopt expansion-threatening, restrictive policies anytime soon. As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
June 17, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of December 1, 2012, through May 31, 2013, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended May 31, 2013, Dreyfus Short-Intermediate Government Fund achieved a total return of –0.36%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3 Years) Index (the “Index”), achieved a total return of 0.11%.2

Prices of U.S. government securities declined amid heightened volatility late in the reporting period as investors anticipated a less accommodative monetary policy despite mixed economic data and a historically low target for the overnight federal funds rate.The fund produced lower returns than its benchmark, primarily due to a relatively long average duration and lagging results from mortgage-related securities.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.To pursue its goal, the fund normally invests at least 80% of its assets in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, and in repurchase agreements collateralized by such securities.The fund may invest up to 35% of its assets in mortgage-related securities issued by U.S. government agencies, such as mortgage pass-through securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and collateralized mortgage obligations (“CMOs”). These instruments include those backed by the full faith and credit of the U.S. government and those that are neither insured nor guaranteed by the U.S. government.The fund generally maintains an effective duration of approximately three years or less.

Heightened Market Volatility Dampened Market Returns

In the wake of improved market sentiment over the fall of 2012 amid encouraging U.S. economic trends, investor optimism faltered toward year-end 2012 due to uncertainty surrounding automatic federal tax hikes and spending cuts scheduled for the start of 2013. Last-minute legislation to address the scheduled tax increases soon

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

helped alleviate those worries, and additional releases of encouraging economic data helped support risker financial assets over the opening months of 2013. Nonetheless, market volatility remained muted for short- to intermediate-term U.S. government securities as investors were confident that the nation’s aggressively accommodative monetary policy would remain in place for some time to come.These expectations were reinforced by mixed economic data released during March and April of 2013.

Investor sentiment changed dramatically in May, when remarks by Federal Reserve Board (the “Fed”) Chairman Ben Bernanke were widely interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than most analysts had expected. As a result, market volatility increased significantly, causing prices of U.S. government to fall and yields to rise throughout the market’s maturity spectrum. Declines were more severe for long-term securities than their shorter-term counterparts.

Relatively Long Duration Posture Dampened Fund Results

The fund’s relative performance was supported over most of the reporting period by a modestly long average duration and an emphasis on U.S. government securities with three-year maturities. However, these strategies’ results were undermined in May by heightened market volatility stemming from investors’ revised monetary policy expectations. In addition, the fund’s investments in Ginnie Mae project loans, which finance multi-family homes and other housing for low-income residents, lagged market averages late in the reporting period when the market sub-sector’s “liquidity premium” increased. Other mortgage-backed securities from U.S. government agencies underperformed market averages when investors anticipated that the risks of prepayments might increase in a higher interest-rate environment.

At times during the reporting period, we employed interest-rate futures to guard against the possibility of unexpected changes in interest rates, helping to cushion some of the market’s volatility in May.

Positioned for Lower Short-Term Interest Rates

In our judgment, investors’ adverse reactions to Chairman Bernanke’s comments and the ensuing back-up in yields likely will prove to be overblown. Even if the Fed begins to curtail its open-ended quantitative easing program, such an action does not necessarily imply that the central bank will raise short-term interest rates anytime soon. Indeed, bouts of market volatility may provide opportunities to purchase U.S. government securities at relatively attractive current yields (for the prevailing environment) and valuations, and the fund could benefit if interest rates moderate over the near term.

Over the longer term, accelerating U.S. economic growth could cause longer term interest rates to climb in a more sustainable manner. Consequently, we have continued to monitor economic and market developments closely, and we remain prepared to adjust the fund’s strategies as warranted.

June 17, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
A small investment in derivatives could have a potentially large impact on the fund's performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments. Derivative instruments also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain types of derivatives, including over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.Additionally, some derivatives involve economic leverage, which could increase the volatility of these investments as they may fluctuate in value more than the underlying instrument. Certain derivatives may cause taxable income.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The Dreyfus Corporation has contractually agreed, until April 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses do not exceed 0.65%. Returns would have been lower without the absorption.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The BofA Merrill Lynch Governments, U.S.Treasury, Short-Term (1-3Years) Index is an unmanaged performance benchmark for Treasury securities with maturities of one to three years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Index returns do not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Short-Intermediate Government Fund from December 1, 2012 to May 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended May 31, 2013

Expenses paid per $1,000†	$3.24
Ending value (after expenses)	$996.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended May 31, 2013

Expenses paid per $1,000†	$3.28
Ending value (after expenses)	$1,021.69

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

May 31, 2013 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—99.3%	Rate (%)	Date	Amount ($)			Value ($)
U.S. Government Agencies—12.5%
Federal Home Loan Mortgage Corp.,
Notes	0.38	12/10/14	1,000,000	[a]		1,000,238
Federal Home Loan Mortgage Corp.,
Notes	0.50	2/24/15	1,000,000	[a]		1,001,192
Federal Home Loan Mortgage Corp.,
Notes	1.00	7/25/17	1,000,000	[a]		999,265
Federal Home Loan Mortgage Corp.,
Notes	2.00	7/17/17	2,000,000	[a]		2,004,496
Federal Home Loan Mortgage Corp.,
Notes	2.50	5/27/16	2,545,000	[a,b]		2,688,390
Federal National Mortgage
Association, Notes	0.50	11/27/15	1,500,000	[a]		1,500,142
Federal National Mortgage
Association, Notes	0.50	3/30/16	2,545,000	[a]		2,541,844
Federal National Mortgage
Association, Notes	1.25	9/28/16	2,545,000	[a]		2,595,276
Small Business Administration
Participation, Gov’t Gtd.
Ctfs., Ser. 20G	6.85	7/1/17	539,373			574,121
						14,904,964
U.S. Government Agencies/
Mortgage-Backed—16.4%
Federal Home Loan Mortgage Corp.:
4.50%, 9/1/14			111,175		[a]	113,029
REMIC, Ser. 3574, Cl. AC, 1.85%, 8/15/14			74,637		[a]	74,730
Structured Pass-Through Secs.,
Ser. T-7, Cl. A6, 7.03%, 8/25/28			5,762		[a,c]	5,762
Federal National Mortgage Association:
4.50%, 11/1/14			103,127		[a]	110,016
5.50%, 9/1/14—4/1/16			118,911		[a]	126,830
Whole Loan, Ser. 2001-W2,
Cl. AF6, 6.59%, 10/25/31			817,867		[a,c]	913,861

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Government National Mortgage Association I:
Ser. 2012-142, Cl. A, 1.11%, 5/16/37	985,926		981,277
Ser. 2012-67, Cl. AB, 1.59%, 6/16/39	1,879,500		1,893,375
Ser. 2012-78, Cl. A, 1.68%, 3/16/44	1,963,250		1,976,251
Ser. 2012-55, Cl. A, 1.70%, 8/16/33	1,927,798		1,943,807
Ser. 2012-70, Cl. A, 1.73%, 5/16/42	979,610		988,347
Ser. 2012-46, Cl. AB, 1.77%, 11/16/38	1,921,105		1,942,921
Ser. 2012-79, Cl. A, 1.80%, 4/16/39	1,954,920		1,966,524
Ser. 2011-96, Cl. AB, 2.16%, 11/16/36	1,399,082		1,427,379
Ser. 2012-44, Cl. A, 2.17%, 4/16/41	978,590		999,742
Ser. 2012-53, Cl. AC, 2.38%, 12/16/43	1,959,201		2,008,056
Ser. 2012-58, Cl. A, 2.50%, 1/16/40	1,953,556		2,006,397
			19,478,304
U.S. Treasury Notes—70.4%
0.25%, 5/15/15	13,440,000		13,426,883
0.25%, 5/15/16	10,395,000	[b]	10,318,659
0.38%, 11/15/14	6,280,000	[b]	6,294,230
0.38%, 11/15/15	6,900,000		6,896,764
0.50%, 8/15/14	15,000,000		15,059,190
0.63%, 7/15/14	14,400,000	[b]	14,473,685
1.88%, 6/30/15	16,650,000	[b]	17,183,316
			83,652,727
Total Bonds and Notes
(cost $117,993,102)			118,035,995

Short-Term Investments—.0%
U.S. Treasury Bills;
0.04%, 7/25/13
(cost $29,998)	30,000	[d]	29,999

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $628,681)	628,681 [e]	628,681

Total Investments (cost $118,651,781)	99.8%	118,694,675
Cash and Receivables (Net)	.2%	164,429
Net Assets	100.0%	118,859,104

REMIC—Real Estate Mortgage Investment Conduit

a

The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.

b

Security, or portion thereof, on loan.At May 31, 2013, the value of the fund’s securities on loan was $39,217,923 and the value of the collateral held by the fund was $47,038,696, consisting of U.S. Government & Agency securities.

c	Variable rate security—interest rate subject to periodic change.
d	Held by or on behalf of a counterparty for open financial futures positions.
e	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)	Value (%)
U.S. Government Agencies/		Short-Term/Money Market Investments	.5
Mortgage-Backed	99.3		99.8
† Based on net assets.

See notes to financial statements.

The Fund 9

STATEMENT OF FINANCIAL FUTURES

May 31, 2013 (Unaudited)

				Unrealized
		Market Value		Appreciation
		Covered by		(Depreciation)
	Contracts	Contracts ($)	Expiration	at 5/31/2013 ($)
Financial Futures Long
U.S. Treasury 2 Year Notes	40	8,805,500	September 2013	(8,250)
Financial Futures Short
U.S. Treasury 5 Year Notes	14	(1,721,781)	June 2013	14,109
Gross Unrealized Appreciation				14,109
Gross Unrealized Depreciation				(8,250)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

May 31, 2013 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,217,923)—Note 1(b):
Unaffiliated issuers	118,023,100	118,065,994
Affiliated issuers	628,681	628,681
Cash		3,384
Receivable for investment securities sold		13,449,635
Dividends, interest and securities lending income receivable		273,110
Receivable for shares of Beneficial Interest subscribed		1,599
Receivable for futures variation margin—Note 4		594
Prepaid expenses		20,191
		132,443,188
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		60,107
Payable for investment securities purchased		13,428,610
Payable for shares of Beneficial Interest redeemed		21,729
Accrued expenses		73,638
		13,584,084
Net Assets ($)		118,859,104
Composition of Net Assets ($):
Paid-in capital		126,034,859
Accumulated undistributed investment income—net		208,098
Accumulated net realized gain (loss) on investments		(7,432,606)
Accumulated net unrealized appreciation (depreciation)
on investments (including $5,859 net unrealized
appreciation on financial futures)		48,753
Net Assets ($)		118,859,104
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		11,280,172
Net Asset Value, offering and redemption price per share ($)		10.54

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended May 31, 2013 (Unaudited)

Investment Income ($):
Income:
Interest	389,645
Income from securities lending—Note 1(b)	13,946
Dividends;
Affiliated issuers	306
Total Income	403,897
Expenses:
Management fee—Note 3(a)	313,548
Shareholder servicing costs—Note 3(b)	135,753
Professional fees	46,176
Registration fees	13,862
Prospectus and shareholders’ reports	12,470
Custodian fees—Note 3(b)	6,393
Trustees’ fees and expenses—Note 3(c)	2,551
Loan commitment fees—Note 2	820
Miscellaneous	12,209
Total Expenses	543,782
Less—reduction in expenses due to undertaking—Note 3(a)	(137,086)
Less—reduction in fees due to earnings credits—Note 3(b)	(197)
Net Expenses	406,499
Investment (Loss)—Net	(2,602)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	116,515
Net realized gain (loss) on financial futures	(901)
Net Realized Gain (Loss)	115,614
Net unrealized appreciation (depreciation) on investments	(589,602)
Net unrealized appreciation (depreciation) on financial futures	5,203
Net Unrealized Appreciation (Depreciation)	(584,399)
Net Realized and Unrealized Gain (Loss) on Investments	(468,785)
Net (Decrease) in Net Assets Resulting from Operations	(471,387)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	May 31, 2013	Year Ended
	(Unaudited)	November 30, 2012
Operations ($):
Investment (loss)—net	(2,602)	(39,815)
Net realized gain (loss) on investments	115,614	212,206
Net unrealized appreciation
(depreciation) on investments	(584,399)	(200,626)
Net Increase (Decrease) in Net Assets
Resulting from Operations	(471,387)	(28,235)
Dividends to Shareholders from ($):
Investment income—net	(382,859)	(1,014,062)
Net realized gain on investments	—	(691,244)
Total Dividends	(382,859)	(1,705,306)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	6,299,871	12,896,625
Dividends reinvested	351,297	1,580,867
Cost of shares redeemed	(24,834,488)	(40,559,912)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(18,183,320)	(26,082,420)
Total Increase (Decrease) in Net Assets	(19,037,566)	(27,815,961)
Net Assets ($):
Beginning of Period	137,896,670	165,712,631
End of Period	118,859,104	137,896,670
Undistributed investment income—net	208,098	593,559
Capital Share Transactions (Shares):
Shares sold	594,824	1,207,787
Shares issued for dividends reinvested	33,198	148,414
Shares redeemed	(2,344,807)	(3,801,104)
Net Increase (Decrease) in Shares Outstanding	(1,716,785)	(2,444,903)

See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
May 31, 2013			Year Ended November 30,
	(Unaudited)	2012	2011	2010	2009	2008
Per Share Data ($):
Net asset value,
beginning of period	10.61	10.73	10.80	10.84	10.72	10.50
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	(.00)[b]	.04	.10	.24	.34
Net realized and unrealized
gain (loss) on investments	(.04)	.00 [b]	.02	.02	.17	.24
Total from Investment Operations	(.04)	.00 [b]	.06	.12	.41	.58
Distributions:
Dividends from
investment income—net	(.03)	(.07)	(.08)	(.16)	(.29)	(.36)
Dividends from net realized
gain on investments	—	(.05)	(.05)	—	—	—
Total Distributions	(.03)	(.12)	(.13)	(.16)	(.29)	(.36)
Net asset value, end of period	10.54	10.61	10.73	10.80	10.84	10.72
Total Return (%)	(.36)[c]	.00 [e]	.51	1.16	4.01	5.49
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.87 [d]	.83	.81	.78	.73	.78
Ratio of net expenses
to average net assets	.65 [d]	.80	.81	.78	.73	.77
Ratio of net investment income
(loss) to average net assets	(.00)[d,e]	(.03)	.42	.96	2.22	3.25
Portfolio Turnover Rate	59.02 [c]	167.77	147.33	100.24	138.34	108.58
Net Assets, end of period
($ x 1,000)	118,859 137,897		165,713	195,801	223,563	211,955

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Not annualized.
d Annualized.
e Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Short-Intermediate Government Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund 15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills) and financial futures are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Trustees (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from deal-

ers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.These securities are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of May 31, 2013 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	628,681	—	—	628,681
U.S. Government
Agencies/
Mortgage-Backed	—	34,383,268	—	34,383,268
U.S. Treasury	—	83,682,726	—	83,682,726
Other Financial
Instruments:
Financial Futures†	14,109	—	—	14,109
Liabilities ($)
Other Financial
Instruments:
Financial Futures†	(8,250)	—	—	(8,250)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At May 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan will be maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended May 31, 2013,The Bank of New York Mellon earned $7,509 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended May 31, 2013 were as follows:

Affiliated
Investment	Value				Value	Net
Company	11/30/2012	($)	Purchases ($)	Sales ($)	5/31/2013		($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,778,943		14,501,624	17,651,886	628,681.5
Dreyfus
Institutional
Cash
Advantage
Fund	1,426,550		—	1,426,550	—	—
Total	5,205,493		14,501,624	19,078,436	628,681.5

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended May 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended November 30, 2012 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $6,942,016 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to November 30, 2012. If not applied, $2,852,882 of the carryover expires in fiscal year 2013, $2,906,276 expires in fiscal year 2014 and $492,020 expires in fiscal year 2018.The fund has $437,492 of post-enactment short-term capital losses and $253,346 of post-enactment long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended November 30, 2012 was as follows: ordinary income $1,705,306. The tax character of current year distributions will be determined at the end of the current fiscal year.

(f) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $210 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended May 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest expense, commitment fees on borrowings and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the fund may deduct from payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended May 31, 2013, there was no reduction in expenses pursuant to the Agreement.

The Manager has also contractually agreed, from December 1, 2012 through April 1, 2014, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses do not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $137,086 during the period ended May 31, 2013.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended May 31, 2013, the fund was charged $58,471 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency services for the fund and cash management services related to fund subscriptions and redemptions. During the period ended May 31, 2013, the fund was charged $38,397 for transfer agency services and $1,170 for cash management services. Cash management fees were partially offset by earnings credits of $195. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended May 31, 2013, the fund was charged $6,393 pursuant to the custody agreement.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing certain cash management services related to fund subscriptions and redemptions.The Bank of New York Mellon also provides shareholder redemption draft processing services. During the period ended May 31, 2013, the fund was charged $730 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $2.

During the period ended May 31, 2013, the fund was charged $4,558 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $50,660, custodian fees $3,737, Shareholder Services Plan fees $10,000,

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Chief Compliance Officer fees $3,830 and transfer agency fees $12,268, which are offset against an expense reimbursement currently in effect in the amount of $20,388.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and financial futures, during the period ended May 31, 2013, amounted to $73,167,096 and $91,590,051, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended May 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board ofTrade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at May 31, 2013 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended May 31, 2013:

Average Market Value ($)
Interest rate financial futures	10,471,016

At May 31, 2013, accumulated net unrealized appreciation on investments was $42,894, consisting of $220,152 gross unrealized appreciation and $177,258 gross unrealized depreciation.

At May 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

For More Information

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2013 MBSC Securities Corporation

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Short-Intermediate Government Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	July 24, 2013

By: /s/ James Windels
James Windels, Treasurer
Date:	July 24, 2013

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)